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                                THE UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

         The original 8-K has been amended by this 8-K/A to replace a mistakenly filed Pooling and Servicing Agreement.

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 28, 2005

                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             Delaware                                333-120916                                30-0183252
             --------                                ----------                                ----------
   (STATE OR OTHER JURISDICTION                      (COMMISSION                            (I.R.S. EMPLOYER
         OF INCORPORATION)                          FILE NUMBER)                           IDENTIFICATION NO.)



        383 Madison Avenue
        New York, New York                                                                       10l79
        ------------------                                                                       -----
       (ADDRESS OF PRINCIPAL                                                                   (ZIP CODE)
        EXECUTIVE OFFICES)

Registrants telephone number, including area code, is (212) 272-2000


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01         Financial Statements, Pro Forma Financial Information and
                  Exhibits.
                  ---------------------------------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  1. Pooling and Servicing Agreement, dated as of January 1, 2005, among Structured Asset Mortgage Investments II Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and securities administrator, EMC Mortgage Corporation, as seller and company and JPMorgan Chase Bank, N.A. as trustee.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                     STRUCTURED ASSET MORTGAGE
                                                     INVESTMENTS II INC.


                                                     By: /s/ Baron Silverstein
                                                         ---------------------
                                                     Name:   Baron Silverstein
                                                     Title:  Vice President

Dated: March 9, 2005

                                  EXHIBIT INDEX


                                     ITEM 601 (A) OF                  SEQUENTIALLY
           EXHIBIT                   REGULATION S-K                     NUMBERED
           NUMBER                      EXHIBIT NO.                    DESCRIPTION                     PAGE
           ------                      -----------                    -----------                     ----
              1                             4               Pooling and Servicing Agreement             5